Gabelli
International
Growth
Fund,
Inc.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

                     Gabelli International Growth Fund, Inc.

                        Annual Report - December 31, 1998

                                      ****

         Morningstar rating(TM) of The Gabelli International Growth Fund was 4 stars overall and for the three year period ended 12/31/98 among 862 international equity funds.

                                                                    Caesar Bryan

To Our Shareholders,

     The performance of worldwide equity markets in 1998 reminds us of the famous children's song The Grand Old Duke of York! They marched them up to the top of the hill and they marched them down again. After a strong first six months of the year, markets fell sharply in the third quarter only to march back up in the fourth quarter.

     Lower interest rates helped shift sentiment from near panic at the end of September to euphoria by the end of the year. No major world equity market missed out on the fun. The winners included Switzerland, France, Italy and Spain which all rose by roughly 25%. In the Far East, Indonesia and Korea more than doubled. And even Japan participated, although most of Tokyo's gain of 24% was due to the appreciation of the yen against the dollar. Indeed, surveying the list of country performance, the only markets that declined were India and Pakistan (no doubt paying a price for their nuclear ambitions) and Brazil which declined by just 1%.

Investment Performance

     For the fourth quarter ended December 31, 1998, The Gabelli International Growth Fund's (the "Fund") total return was 14.7%. The Lipper Analytical Services International Fund Average and Morgan Stanley Capital International EAFE Index of international markets had returns of 16.4% and 20.8%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 17.4% for 1998. The Lipper International Fund Average and Morgan Stanley EAFE Index rose 13.0% and 20.3%, respectively, over the same twelve month period.

     For the three year period ended December 31, 1998, the Fund's total return averaged 15.5% annually versus average annual total returns of 9.9% and 9.3% for the Lipper International Fund Average and Morgan Stanley EAFE Index, respectively. Since inception on June 30, 1995 through December 31, 1998, the Fund had a cumulative total return of 69.0%, which equates to an average annual return of 16.1%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                      Quarter
                                       ----------------------------------------
                                         1st       2nd       3rd           4th       Year
                                         ---       ---       ---           ---       ----
1998: Net Asset Value ..............   $17.03    $17.58    $14.74        $15.63     $15.63
      Total Return .................     18.3%      3.2%    (16.2)%        14.7%      17.4%
------------------------------------------------------------------------------------------
1997: Net Asset Value ..............   $13.51    $14.67    $15.31        $14.40     $14.40
      Total Return .................      0.7%      8.6%      4.4%         (5.9)%      7.3%
------------------------------------------------------------------------------------------
1996: Net Asset Value ..............   $11.71    $12.55    $12.53        $13.42     $13.42
      Total Return .................      6.6%      7.2%     (0.2)%         7.1%      22.2%
------------------------------------------------------------------------------------------
1995: Net Asset Value ..............       --        --    $10.57        $10.98     $10.98
      Total Return .................       --        --       5.7%(b)       3.9%       9.8%(b)
------------------------------------------------------------------------------------------

             ------------------------------------------------------
                 Average Annual Returns - December 31, 1998 (a)
                 ----------------------------------------------
                     1 Year ........................   17.4%
                     3 Year ........................   15.5%
                     Life of Fund (b) ..............   16.1%
             ------------------------------------------------------

                                Dividend History
             ------------------------------------------------------
             Payment (ex) Date  Rate Per Share   Reinvestment Price
             -----------------  --------------   ------------------
             December 28, 1998      $1.260             $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI
        INTERNATIONAL GROWTH FUND, THE LIPPER INTERNATIONAL FUND AVERAGE
                        AND THE MORGAN STANLEY EAFE INDEX

  [The following table was depicted as a line chart in the printed material.]

Gabelli International         Lipper International          Morgan Stanley
    Growth Fund                   Fund Average                EAFE Index

     $16,912                       $14,465                     $13,901

Our Approach

      We purchase attractively valued companies, which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well-diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

International Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1998. The geographic allo cation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/98

                               [GRAPHIC OMITTED]

COMMENTARY

      What caused the huge fourth quarter turnaround in world equity markets? First, and most important, was the series of interest rate cuts made by the Federal Reserve in the U.S., a move that was followed by many foreign central banks. Second, sentiment was so bearish and markets so oversold that some recovery was inevitable. Finally, with looser monetary policy and continuing sluggish economic growth worldwide, excess money gravitated to the financial markets.

      Individual stock performance during the quarter varied considerably, even within sectors, reflecting the indiscriminate selling that occurred during the summer. The Fund's better performers included Pathe, Vodafone, Granada and Moevenpick. All of these holdings appreciated by more than 40% over the fourth quarter. In Europe, telecommunications, health care and selected financial stocks performed well. As in the United States, large company stocks outperformed smaller ones. Some of the Fund's holdings in smaller companies did not recover during the quarter even though their fundamentals remain intact. Examples in this category include Swatch Group, Schibsted, Banco Pastor and Simint. These stocks are all attractively valued and we believe patience will be rewarded.

      On January 1, 1999, the euro was introduced. This was a major event as France, Germany and nine other countries ceded monetary policy to the newly created European Central Bank located in Frankfurt. Across Euroland there is now a uniform short term interest rate, currently 3.0%. This European experiment is being watched by the rest of the world as the debate over currency relationships and management gets under way. We believe that the introduction of the euro will be one of the catalysts that spurs further corporate consolidation within Europe. In the space of a few days during the fourth quarter, three huge health care mergers were announced. One of these deals involved the merger of Astra and Zeneca, both of which are Fund holdings. We expect to see more acquisitions and mergers in 1999.

      Looking ahead, as always, there are a number of areas of concern. Those that have already been well identified and therefore, probably discounted include emerging markets, Japan and hedge funds (otherwise known as leveraged investors). The emerging market contagion that spread from the Far East to Russia is now hovering over South America. Brazil is now under the spotlight, with fears surrounding China lurking in the background. Clearly, one lesson learned is that free market capitalism cannot be glued on top of a corrupt political system. In addition, massive capital flows can overwhelm small national markets, giving the authorities no chance of stemming the tide. Policy makers face an enormous challenge and some type of change is needed.

      The Japanese economy remains in crisis. Even one of Japan's bright spots, namely exports, is now beginning to weaken. Yet, in a very weak economic environment, the Japanese currency strengthened dramatically in October as the so-called yen carry trade was unwound. Moreover, Japanese bond prices collapsed in December following comments from a government agency which manages Japan's huge government employees pension assets. A strengthening currency and rising bond yields are not typical market responses to a weak economy. Maybe Japan has finally hit bottom.

      One fall out from the Long Term Capital Management fiasco was the herd-like dash for cash. The stampede caused credit spreads to widen and limited the access to funds for less creditworthy borrowers. This strain was the primary reason the Federal Reserve lowered interest rates during the Fall. However, credit spreads have not returned to normal levels and international bank lending continues to contract. As one well known financial commentator has said, "We are still in a financial crisis environment".

      Of course, it is the unexpected which usually upsets financial markets. The strong U.S. economy relative to overseas economies has resulted in a substantial rise in the trade deficit. The U.S. trade deficit is now running at a monthly rate of nearly $15 billion and is likely to rise further. These deficits have to be financed by foreigners, who are currently happy to purchase U.S. dollars and American stocks and bonds. However, these deficits are probably unsustainable and will likely result in a weaker dollar in the future. Americans are enjoying their role as the world's consumer of last resort, but how long can this last?

      Strategists usually attempt to value equity markets in relation to earnings and interest rates using historical relationships. While it is difficult to generalize, markets look inexpensive relative to interest rates, but fully priced as compared with the level of earnings. Long term interest rates remain very low in Europe. For example, ten year Government bond yields were below 4.0% in both Germany and France at the end of the year. Of course, low interest rates reflect low inflation expectations which can have an impact on corporate earnings. The market has rewarded companies that can grow revenues and earnings and has punished others that have less control over pricing and have reported disappointing earnings. We tend to avoid companies in the traded goods and commodity sectors and favor companies with a proprietary service or product. These include branded consumer product companies, media, telecommunications, drug and financial services companies.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 1998.

Compagnie Financiere Richemont AG (RIFZ.S - $1,413.93 - Zurich Stock Exchange) is a Swiss-based holding company which exercises financial and operational control over companies operating primarily in the fields of tobacco and luxury goods. Richemont's interests in the tobacco industry are held through Rothmans International and three of the Group's trademarks: Rothmans, Dunhill and Peter Stuyvesant are among the top fifteen cigarette brands in the world. Through its luxury goods subsidiary, Richemont controls a portfolio of leading luxury goods brands including Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. Recently, the company sold its pay television company, Nethold, to Canal + for a 15% stake in Canal +. We believe this was an excellent transaction and shows management's ability to create value.

Glaxo Wellcome plc (GLX.L - $34.41 - London Stock Exchange) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. The company's best known product, Zantac, has recently lost patent protection but other drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards.

Invik & Co. AB (INVKb.ST - $81.43 - Stockholm Stock Exchange) is a Swedish company involved in a number of financial activities. Three separate subsidiaries are responsible for stock brokerage, insurance and banking. The company also has an equity portfolio of long term holdings. The most important equity investment is the holding in Kinnevik, which is a company listed on the Stockholm Stock Exchange. Kinnevik is an operating group involved in three activities, including television and media, telecommunications, and paper and packaging. All of these businesses have solid growth potential and Invik provides exposure to Kinnevik at a significant discount.

Nestle SA (NESZ.S - $108.85 - Zurich Stock Exchange), based in Switzerland, is one of the world's leading food companies. Its major business groups include beverages, milk products, prepared dishes and confectionery. Nestle invented instant coffee and its brand Nescafe is the world's leading instant coffee. Other well-known brands that Nestle controls include Perrier, Carnation, Stouffer's, Alcon and L'Oreal. Nestle's sales are spread over the different regions of the world with particularly strong positions in developing countries which, we believe, will contribute increasingly to revenues in the future. For example, of fifteen factories opened in the past three years, twelve were located in emerging markets. We expect fairly strong profit growth in the medium term after a few years of lackluster performance. The stock appears undervalued relative to its peers.

Novartis AG (NOVZN.S - $1,965.81 - Zurich Stock Exchange) is one of the world's largest pharmaceutical companies and was created by the merger of two of Europe's dominant pharmaceutical companies, Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of nearly $5 billion, was recently spun-off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will continue to reduce costs.

Roche Holding AG (ROCZg.S - $12,202.57 - Zurich Stock Exchange) is one of the world's leading health care companies. Apart from pharmaceuticals, the company has major positions in vitamins, diagnostics, fragrances and flavors and orthopedics. The company has recently completed the purchase of Corange for approximately $11 billion, which we believe will be additive to earnings. This acquisition will make Roche the largest diagnostic company. We expect Roche to introduce a number of new drugs during the next few years, which should result in stronger earnings growth.

SCOR SA (SCOR.PA - $66.15 - Paris Stock Exchange) is a leading European reinsurance company based in France. The reinsurance industry is in the midst of a period of consolidation that will likely raise a barrier to entry. This consolidation trend should have a positive impact on profitability. SCOR trades at a meaningful discount to its competitors which, we believe, will narrow over time.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli International Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about the advantages of converting to a Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      In conclusion, we expect equity markets in 1999 will be supported by low interest rates, modest economic growth aided by consumer optimism and a high level of corporate merger and acquisition activity.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                   Sincerely,


                                   Caesar Bryan
                                   President and Portfolio Manager

January 29, 1999

--------------------------------------------------------------------------------

                                Top Ten Holdings
                                December 31, 1998
                                -----------------

          Novartis AG                 Compagnie Financiere Richemont
          Glaxo Wellcome plc          Roche Holding AG
          Vodafone Group plc          Invik & Co. AB
          CRH plc                     Astra AB
          Nestle SA                   Zeneca Group plc

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- December 31, 1998
================================================================================

                                                                        Market
  Shares                                                  Cost          Value
  ------                                                  ----          ------
               COMMON STOCKS - 100.9%
               Automotive - 1.6%
     3,500     Honda Motor Co. Ltd. ..............     $  113,156     $  115,119
     7,000     Renault SA ........................        232,748        314,536
                                                       ----------     ----------
                                                          345,904        429,655
                                                       ----------     ----------
               Broadcasting - 7.3%
     3,700     Audiofina .........................        151,469        166,944
    36,000     Granada Group plc .................        536,822        636,403
     1,650     NRJ SA ............................        241,087        295,381
     1,800     Pathe SA ..........................        402,104        502,685
    35,000     Publishing and
                 Broadcasting Ltd. ...............        147,471        153,064
    18,000     Tokyo Broadcasting
                 System Inc. .....................        194,215        201,549
                                                       ----------     ----------
                                                        1,673,168      1,956,026
                                                       ----------     ----------
               Building and Construction - 3.4%
    45,000     CRH plc ...........................        581,567        765,930
    12,500     Sekisui House Ltd. ................        125,497        132,429
                                                       ----------     ----------
                                                          707,064        898,359
                                                       ----------     ----------
               Business Services - 2.7%
     5,833     Reuters Holdings plc, ADR .........        434,246        373,312
     1,350     Vivendi ...........................        330,410        350,429
                                                       ----------     ----------
                                                          764,656        723,741
                                                       ----------     ----------
               Conglomerates - 2.7%
     8,800     Invik & Co. AB, B Free ............        427,980        716,547
                                                       ----------     ----------
               Consumer Products - 9.5%
     2,500     Christian Dior SA .................        375,174        276,584
       520     Compagnie Financiere
                 Richemont AG ....................        729,380        735,241
     7,000     KAO Corp. .........................        132,557        158,249
     4,000     Nintendo Co. Ltd. .................        282,942        388,310
    20,000     Reckitt & Colman plc ..............        413,687        264,877
       550     Swatch Group AG ...................        334,134        340,376
    34,800     Unilever plc ......................        322,372        390,247
                                                       ----------     ----------
                                                        2,590,246      2,553,884
                                                       ----------     ----------
               Diversified Industrial - 3.6%
     3,500     Deutsche Babcock AG+ ..............        273,295        171,267
    10,000     Indus Holding AG ..................        322,759        387,266
     3,500     Oerlikon-Buhrle Holding AG ........        588,986        408,997
                                                       ----------     ----------
                                                        1,185,040        967,530
                                                       ----------     ----------
               Electronics - 2.5%
    20,000     Matsushita Electronic
                 Industrial Co. Ltd. .............        370,816        354,443
     4,200     Sony Corp. ........................        319,105        306,445
                                                       ----------     ----------
                                                          689,921        660,888
                                                       ----------     ----------
               Energy and Utilities - 2.5%
    23,000     British Petroleum Co. plc .........        337,165        343,450
     5,500     Veba AG ...........................        382,112        329,236
                                                       ----------     ----------
                                                          719,277        672,686
                                                       ----------     ----------
               Equipment and Supplies - 0.4%
     7,000     Toyo Seikan Kaisha Ltd. ...........        131,356        119,028
                                                       ----------     ----------
               Financial Services - 4.3%
   144,492     Colonial Ltd. .....................        427,123        496,304
     7,000     Safra Republic Holdings SA ........        338,000        381,500
    15,000     Schroders plc .....................        438,989        273,778
                                                       ----------     ----------
                                                        1,204,112      1,151,582
                                                       ----------     ----------
               Financial Services: Banks - 6.1%
    50,000     Banca Commerciale Italiana ........        244,349        347,324
   110,000     Banca Nazionale Lavoro + ..........        342,339        329,888
     5,000     Banco Pastor SA ...................        214,638        314,063
    16,003     Bank of Ireland ...................        272,771        352,583
    25,000     Bank of Scotland ..................        269,806        298,236
                                                       ----------     ----------
                                                        1,343,903      1,642,094
                                                       ----------     ----------
               Financial Services: Insurance - 8.9%
    15,000     AMP Ltd.+ .........................        171,944        190,218
    34,000     CGU plc ...........................        486,370        532,316
   120,000     Istituto Nazionale delle
                 Assicurazioni ...................        327,002        317,668
     8,600     Mapfre Corp. ......................        292,450        233,677
     9,000     SCOR SA ...........................        490,817        595,327
    33,000     Skandia Forsakrings AB ............        229,780        504,840
                                                       ----------     ----------
                                                        1,998,363      2,374,046
                                                       ----------     ----------
               Food and Beverage - 7.6%
     4,500     Flo Groupe + ......................        208,632        229,592
   180,000     Foster's Brewing Group Ltd. .......        357,162        487,989
     1,000     Moevenpick Holding AG .............        462,543        560,619
     7,000     Nestle SA, ADR ....................        491,468        761,933
                                                       ----------     ----------
                                                        1,519,805      2,040,133
                                                       ----------     ----------
               Health Care - 16.0%
    33,000     Astra AB, Cl. A ...................        619,181        673,798
    23,000     Glaxo Wellcome plc ................        495,769        791,370
       600     Novartis AG .......................        736,928      1,179,483
        60     Roche Holding AG ..................        605,517        732,154
     2,000     Schering AG .......................        189,820        251,272
    15,000     Zeneca Group plc ..................        537,516        653,124
                                                       ----------     ----------
                                                        3,184,731      4,281,201
                                                       ----------     ----------

                See accompanying notes to financial statements.

Gabelli International Growth Fund, Inc.
Portfolio of Investments (Continued) -- December 31, 1998
================================================================================

                                                                       Market
  Shares                                                 Cost          Value
  ------                                                 ----          ------
              COMMON STOCKS (Continued)
              Metals and Mining - 2.3%
     5,000    Anglogold Ltd. ....................    $   113,375    $    97,813
    26,081    Antofagasta Holding plc ...........        156,373         77,024
     5,000    Barrick Gold Corp. ................         99,938         97,500
    30,000    Harmony Gold Mining Ltd.+ .........        136,838        150,188
    75,000    Lihir Gold Ltd.+ ..................         92,245         84,184
    10,000    Placer Dome Inc. ..................        140,500        114,999
                                                     -----------    -----------
                                                         739,269        621,708
                                                     -----------    -----------
              Publishing - 7.6%
    25,000    Arnoldo Mondadori
                Editore SpA .....................        218,839        331,283
    91,573    Independent Newspapers Ltd. .......        497,518        379,001
    55,037    News Corp. Ltd.+ ..................        307,613        363,906
    30,000    Pearson plc .......................        416,954        595,474
    30,000    Schibsted ASA .....................        538,173        378,014
                                                     -----------    -----------
                                                       1,979,097      2,047,678
                                                     -----------    -----------
              Retail - 0.5%
     2,000    Ito Yokado Co. Ltd. ...............        113,989        140,075
                                                     -----------    -----------
              Telecommunications - 4.8%
    26,000    Cable & Wireless plc ..............        298,679        319,682
        40    Nippon Telegraph &
                Telephone Corp. .................        312,085        309,229
       700    Swisscom AG+ ......................        176,938        293,051
    42,300    Telecom Italia SpA ................        334,397        361,716
                                                     -----------    -----------
                                                       1,122,099      1,283,678
                                                     -----------    -----------
              Textiles - 0.8%
    30,000    Simint SpA ........................         78,840        212,506
                                                     -----------    -----------
              Transportation - 1.2%
    15,637    MIF Ltd.+ .........................        188,903        307,865
                                                     -----------    -----------
              Wireless Communications - 4.6%
    60,000    Telecom Italia Mobile SpA .........        271,586        443,934
     4,835    Vodafone Group plc, ADR ...........        267,116        779,040
                                                     -----------    -----------
                                                         538,702      1,222,974
                                                     -----------    -----------
              TOTAL COMMON STOCKS ...............     23,246,425     27,023,884
                                                     -----------    -----------
              OPTIONS - 0.0%
              Metals and Mining - 0.0%
    16,000    Durban Roodepoort Deep
                Ltd.+ ...........................         62,700          6,256
                                                     -----------    -----------

                                                                       Market
                                                         Cost          Value
                                                         ----          ------
              TOTAL INVESTMENTS -
                100.9% ..........................    $23,309,125    $27,030,140
                                                     ===========
              Other Assets and
                Liabilities (Net) - (0.9)%                             (239,332)
                                                                    -----------
              NET ASSETS - 100.0%
                (1,713,933 shares outstanding)                      $26,790,808
                                                                    ===========
              NET ASSET VALUE,
                Offering and Redemption
                Price Per Share .................                        $15.63
                                                                         ======
----------
     For Federal tax purposes:
              Aggregate cost ....................                   $23,334,113
                                                                    ===========
              Gross unrealized appreciation                         $ 5,121,410
              Gross unrealized depreciation                          (1,425,383)
                                                                    -----------
              Net unrealized appreciation                           $ 3,696,027
                                                                    ===========

                                                                       Net
                                                                    Unrealized
Principal                                             Settlement   Appreciation
 Amount                                                  Date     (Depreciation)
---------                                             ----------  --------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
  7,967(a)    Deliver British Pounds
                in exchange for
                USD 13,407 ......................       01/07/99          $(151)
431,792(b)    Deliver French Francs
                in exchange for
                USD 77,007 ......................       01/29/99            292
155,399(c)    Sell Swiss Francs
                in exchange for
                USD 113,745 .....................       01/04/99            603
                                                                          -----
              TOTAL FORWARD FOREIGN
                EXCHANGE CONTRACTS ..............                         $ 744
                                                                          =====
----------
(a)   Principal amount denoted in British Pounds.
(b)   Principal amount denoted in French Francs.
(c)   Principal amount denoted in Swiss Francs.
+     Non-income producing security.
ADR - American Depositary Receipt.
USD - U.S. Dollars.

                                                          % of
                                                         Market         Market
Geographic Diversification                               Value          Value
--------------------------                               ------         ------
Europe                                                    83.5%      $22,562,844
Japan                                                      8.2%        2,224,876
Asia/Pacific Rim                                           6.6%        1,775,664
South Africa                                               0.9%          254,256
North America                                              0.8%          212,500
                                                         -----       -----------
                                                         100.0%      $27,030,140
                                                         =====       ===========

                See accompanying notes to financial statements.

                     Gabelli International Growth Fund, Inc.

Statement of Assets and Liabilities
December 31, 1998
================================================================================
Assets:
   Investments, at value (Cost $23,309,125) ................       $ 27,030,140
   Foreign currency, at value (Cost $437,965) ..............            433,676
   Dividends, interest and reclaims receivable .............             44,412
   Receivable for investments sold .........................            257,516
   Receivable for capital shares issued ....................             12,497
   Deferred organizational expenses ........................             29,304
   Unrealized appreciation on foreign
     exchange contracts ....................................                744
                                                                   ------------
     Total Assets ..........................................         27,808,289
                                                                   ------------
Liabilities:
   Payable for investments purchased .......................            156,640
   Payable for capital shares redeemed .....................            258,152
   Payable for investment advisory fees ....................             22,267
   Payable for distribution fees ...........................              5,544
   Payable to custodian ....................................            474,521
   Other accrued expenses and liabilities ..................            100,357
                                                                   ------------
     Total Liabilities .....................................          1,017,481
                                                                   ------------
     Net Assets applicable to 1,713,933
       shares outstanding ..................................       $ 26,790,808
                                                                   ============
Net Assets consist of:
   Capital stock, at par value .............................       $      1,714
   Additional paid-in capital ..............................         23,095,730
   Undistributed net investment income .....................                307
   Accumulated distributions in excess of net
     realized gain on investments and foreign
     currency transactions .................................            (24,988)
   Net unrealized appreciation on investments
     and foreign currency transactions .....................          3,718,045
                                                                   ------------
     Total Net Assets ......................................       $ 26,790,808
                                                                   ============
     Net Asset Value, offering and redemption
       price per share ($26,790,808 / 1,713,933
       shares outstanding; 1,000,000,000 shares
       authorized of $0.001 par value) .....................             $15.63
                                                                         ======

Statement of Operations
For the Year Ended December 31, 1998
================================================================================
Investment Income:
   Dividends (net of foreign taxes of $49,727) ..............       $   469,917
   Interest .................................................            38,713
                                                                    -----------
     Total Investment Income ................................           508,630
                                                                    -----------
Expenses:
   Investment advisory fees .................................           276,379
   Distribution fees ........................................            69,095
   Custodian fees ...........................................            55,986
   Shareholder services fees ................................            31,648
   Legal and audit fees .....................................            28,796
   Registration fees ........................................            21,301
   Shareholder report expenses ..............................            20,819
   Organizational expenses ..................................            19,643
   Directors' fees ..........................................            14,853
   Interest expense .........................................             5,551
   Miscellaneous expenses ...................................             4,524
                                                                    -----------
     Total Expenses .........................................           548,595
                                                                    -----------
     Net Investment Loss ....................................           (39,965)
                                                                    -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments
     and foreign currency transactions ......................         2,058,312
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ...........................................           749,979
                                                                    -----------
   Net realized and unrealized gain on
     investments ............................................         2,808,291
                                                                    -----------
Net increase in net assets resulting
   from operations ..........................................       $ 2,768,326
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                                                   Year Ended      Year Ended
                                                                                  December 31,    December 31,
                                                                                      1998            1997
                                                                                  ------------    ------------
Operations:
   Net investment loss ........................................................   $    (39,965)   $   (157,817)
   Net realized gain (loss) on investments and foreign currency transactions ..      2,058,312          (3,387)
   Net change in unrealized appreciation on investments
     and foreign currency transactions ........................................        749,979       1,523,689
                                                                                  ------------    ------------
     Net increase in net assets resulting from operations .....................      2,768,326       1,362,485
                                                                                  ------------    ------------
Distributions to shareholders:
   In excess of net investment income .........................................        (54,801)             --
   Net realized gain on investments ...........................................     (1,976,054)             --
                                                                                  ------------    ------------
     Total distributions to shareholders ......................................     (2,030,855)             --
                                                                                  ------------    ------------
Capital share transactions:
   Net increase in net assets from capital share transactions .................      7,920,259       3,955,200
                                                                                  ------------    ------------
     Net increase in net assets ...............................................      8,657,730       5,317,685
Net Assets:
   Beginning of period ........................................................     18,133,078      12,815,393
                                                                                  ------------    ------------
   End of period ..............................................................   $ 26,790,808    $ 18,133,078
                                                                                  ============    ============

                See accompanying notes to financial statements.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements
================================================================================

1. Description. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30, 1995.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1998, reclassifications were made to increase undistributed net investment income for $95,656 and decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions for $95,656.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the

Gabelli International Growth Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $69,095, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $19,538,624 and $13,631,869, respectively.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1998.

The average daily amount of borrowings outstanding during the year ended December 31, 1998, was $91,222, with a related weighted average interest rate of 6.09%. The maximum amount borrowed at any time during the year ended December 31, 1998 was $1,340,000.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                           Year Ended                      Year Ended
                                                       December 31, 1998               December 31, 1997
                                                  ----------------------------    ----------------------------
                                                     Shares          Amount          Shares          Amount
                                                  ------------    ------------    ------------    ------------
Shares sold ...................................      2,674,592    $ 45,153,618       2,060,711    $ 29,142,430
Shares issued upon reinvestment of dividends ..        126,101       1,953,306              --              --
Shares redeemed ...............................     (2,345,920)    (39,186,665)     (1,756,680)    (25,187,230)
                                                  ------------    ------------    ------------    ------------
  Net increase ................................        454,773    $  7,920,259         304,031    $  3,955,200
                                                  ============    ============    ============    ============

9. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

Gabelli International Growth Fund, Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                    Period Ended December 31,
                                                      ------------------------------------------------------
                                                       1998           1997           1996             1995+
                                                      -------        -------        -------          -------
Operating performance:
  Net asset value, beginning of period ............   $ 14.40        $ 13.42        $ 10.98          $ 10.00
                                                      -------        -------        -------          -------
  Net investment loss .............................     (0.02)         (0.13)         (0.15)(a)        (0.03)(a)
  Net realized and unrealized gain
    on investments ................................      2.51           1.11           2.59             1.01
                                                      -------        -------        -------          -------
  Total from investment operations ................      2.49           0.98           2.44             0.98
                                                      -------        -------        -------          -------
Distributions to shareholders:
  In excess of net investment income ..............     (0.03)            --             --               --
  Net realized gain on investments ................     (1.23)            --             --               --
                                                      -------        -------        -------          -------
  Total distributions .............................     (1.26)            --             --               --
                                                      -------        -------        -------          -------
  Net asset value, end of period ..................   $ 15.63        $ 14.40        $ 13.42          $ 10.98
                                                      =======        =======        =======          =======
  Total return ++ .................................      17.4%           7.3%          22.2%             9.8%
                                                      =======        =======        =======          =======
Ratios to average net assets and
  supplemental data:
  Net assets, end of period (in 000's) ............   $26,791        $18,133        $12,815          $ 2,096
  Ratio of net investment loss
    to average net assets (c) .....................     (0.14)%        (0.82)%        (1.21)%          (1.19)%(b)
  Ratio of operating expenses
    to average net assets (c) .....................      1.98%          2.46%          2.72%            2.75%(b)
  Portfolio turnover rate .........................        52%            63%            55%              30%

----------
+    From commencement of operations on June 30, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  Based on average month-end shares outstanding.
(b)  Annualized.
(c) The Fund incurred interest expense for the years ended December 31, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.96% and 2.44%, respectively. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% for 1996 and 8.10% and (6.54)% for 1995 (annualized), respectively.

                 See accompanying notes to financial statements.

Gabelli International Growth Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
Gabelli International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Gabelli International Growth Fund, Inc., including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli International Growth Fund, Inc. at December 31, 1998 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                   1998 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.034 per share and long term capital gains totaling $1.226 per share. For the year ended December 31, 1998, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 5.27%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli International Growth Fund did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
--------------------------------------------------------------------------------

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                  Werner J. Roeder, MD
Chairman and Chief                     Director of Surgery
Investment Officer                     Lawrence Hospital
Gabelli Asset Management Inc.

Anthony J. Colavita                    Anthonie C. van Ekris
Attorney-at-Law                        Managing Director
Anthony J. Colavita, P.C.              BALMAC International, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

                         Officers and Portfolio Managers

Caesar Bryan                           Bruce N. Alpert
President and                          Vice President
Portfolio Manager                      and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------